Exhibit 10-3

STATE OF SOUTH CAROLINA
COUNTY OF SPARTANBURG

                                                INCENTIVE STOCK OPTION AGREEMENT

     THIS INCENTIVE STOCK OPTION AGREEMENT (hereinafter referred to as this "Agreement") is made and entered into as of this 17th day of April, 1996, between FIRST SOUTH BANK, A SOUTH CAROLINA corporation (hereinafter referred to as the "Corporation"), and Barry L. Slider, a resident of Spartanburg County, South Carolina (hereinafter referred to as the "Optionee").

         WHEREAS, the Board of Directors of the Corporation (hereinafter referred to as the "Board") has adopted the First South Bank Stock Option Plan (hereinafter referred to as the "Plan") subject to approval by the Corporation's shareholders; and

         WHEREAS, the Plan provides that a committee (hereinafter referred to as the "Committee") of the Board will make available to certain officers and key employees of the Corporation the right to purchase shares of the Corporation's common stock (hereinafter referred to as "Common Stock"); and

         WHEREAS, the Committee has determined that the Optionee should be granted an option to purchase shares of Common Stock under the Plan;

         NOW, THEREFORE, the Corporation and the Optionee agree as follows:

1. Date of Grant of Option. The date of grant of the option granted under this Agreement is the 17th day of April, 1996.

2. Grant of Option. Pursuant to the Plan, the Corporation grants to the Optionee the right (hereinafter referred to as the "Option") to purchase from the Corporation all or any part (subject to limitations set forth in the Plan)of an aggregate of twelve thousand (12,000) shares of Common Stock (hereinafter referred to as the "Option Shares") which shall be authorized but unissued shares.

3.   Vesting.

     (a) Periodic Vesting. Subject to subparagraph 3(b) below, the Options shall vest and become nonforfeitable in accordance with the following schedule:

          On the Date of grant:                                        0% Vested

          On or after the first anniversary of the date of grant:   33.3% Vested

          On or after the second anniversary of the date of grant:  33.3% Vested



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          On or after the third anniversary of the date of grant:     Additional
                                                                    33.4% Vested

     (b) Accelerated Vesting. Notwithstanding paragraph (a) above, all Options previously not vested and subject to forfeiture shall vest and shall become nonforfeitable upon the occurrence of any of the following:

              (i) Disability  of Optionee.  The  termination  of the  Optionee's employment by the Corporation by reason of disability. As set forth in the Plan, the term "disability" is defined in the same manner as such term is defined in Section 22(e) (3) of the Internal Revenue Code of 1986, as amended.

              (ii)Death of Optionee.       The Optionee's death.

4. Option Price. The price to be paid for the Option Shares shall be eleven and no/100 Dollars ($11.00) per share (hereinafter referred to as the "Option Price") which is the fair market value of the Option Shares as determined by the Committee as of the date of grant of this Option.

5. Method of Exercise. The Option shall be exercised by written notice to the Committee signed by the Optionee or by such other person as may be entitled to exercise the Option. In the exercise of the Option, the aggregate Option Price for the shares being purchased may be paid either in cash or check payable to the Corporation or any combination thereof and the notice of exercise shall specify how payment will be made. The written notice shall state the number of shares with respect to which the Option is being exercised and, shall either be accompanied by the payment of the aggregate Option Price for such shares or shall fix a date (not more than ten (10) business days from the date of such notice) by which the payment of the aggregate Option Price will be made. The Optionee shall not exercise the Option to purchase less than one hundred (100) shares, unless the committee otherwise approves or unless the partial exercise is for the remaining Option Shares available under the Option. A certificate or certificates for the Option Shares of Common Stock purchased by the exercise of the Option shall be issued in the regular course of business subsequent to the exercise of the Option and the payment therefor. During the Option Period, no person entitled to exercise the Option granted under this Agreement shall have any of the rights or privileges of a shareholder with respect to any shares of Common Stock issuable upon exercise of the Option, until certificates representing such shares shall have been issued and delivered and the individual's name entered as a shareholder of record on the books of the Corporation for such shares.

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6.   Termination of Option. The Option shall terminate as follows:

     (a) Except as provided in subparagraphs (b), (c) and (d) below, the Option granted under this Agreement, to the extent that it has vested and not been exercised or expired, shall terminate on the earlier of (i) the date that the Optionee is discharged for cause, (ii) three months after the date the Optionee gives notice that the Optionee terminates his or her employment with the Corporation for a reason other than retirement or disability or (iii) the date which is ten (10) years from the date of grant of the Option set forth in paragraph 1 hereof. The phrase "discharged for cause" shall include termination at the sole discretion of the Board of Directors of the Corporation because of the Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of any employment agreement that the optionee may have with the Corporation.

     (b) In the event the Optionee retires prior to the date which is ten (10) years after the date of grant of the Option, the Optionee shall have the right to exercise the Option, to the extent that it has not been exercised by the Optionee or expired, notwithstanding any limitation placed on the exercise of the Option by the Plan or by this Agreement, immediately in full and at any time within three (3) months after the date of retirement, but in no event may the Option be exercised later than ten (10) years after the date of grant of the Option set forth in paragraph 1 hereof. For purposes of this Agreement, the term "retirement" shall mean (i) termination of the Optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation or (ii) attaining age 65.

     (c) In the event the Optionee becomes disabled prior to the date which is ten (10) years after the date of grant of the Option, the Optionee shall have the right to exercise the Option, to the extent that it has not been exercised by the Optionee or expired, notwithstanding any limitation placed on the exercise of the Option by the Plan or by this Agreement, immediately in full and at any time within twelve (12) months after the last date on which the Optionee provided services as an officer or an employee of the Corporation before being disabled, but in no event may the Option be exercised later than ten (10 years after the date of grant of the Option set forth in paragraph 1 hereof. For purposes of this Agreement, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e) (3) of the Internal Revenue Code of 1986, as amended.

     (d) In the event the Optionee should die while employed by the Corporation or within three (3) months after retirement but prior to the date which is ten (10) years after the date of grant of the Option, the Option, to the extent it has not been exercised by the Optionee or expired, shall be exercisable, according to its terms, by the personal representative, the executor or administrator of the Optionee's

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          estate, or any person or persons who acquired the Option by bequest or inheritance from the Optionee, notwithstanding any limitation placed on the exercise of the Option by the Plan or by this Agreement, immediately in full and at any time within twelve (12) months after the date of death of the Optionee, but in no event may the Option be exercised later than ten (10) years from the date of grant of the Option as set forth in paragraph 1 hereof.

7. Effect of Agreement on Employment Status of Optionee. The fact that the committee has granted the Option to the Optionee under this Agreement shall not confer on the Optionee any right to employment with the Corporation or to a position as an officer or an employee of the Corporation, nor shall it limit the right of the Corporation to remove the Optionee from any position held by the Optionee or to terminate his or her employment at any time.

8.   Listing and Registration of Option Shares

     (a) The Corporation's obligation to issue shares of Common Stock upon exercise of the Option is expressly conditioned upon (i) the completion by the Corporation of any registration or other qualification of such shares under any state or federal law or regulations or rulings of any government regulatory body or (ii) the making of such investment representations or other representations and agreements by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of the Option Shares which the committee shall, in its sole discretion, deem necessary or advisable. Notwithstanding the foregoing, the Corporation shall be under no obligation to register or qualify the Option Shares under any state or federal law. The required representations and agreements referenced above may include representations and agreements that the Optionee, or any other person entitled to exercise the Option, (i) is purchasing such shares on his or her own behalf as an investment and not with a present intention of distribution or re-sale and (ii) agrees to have placed upon any certificates representing the Option Shares a legend setting forth any representations and agreements which have been given to the Committee or a reference thereto and stating that such shares may not be transferred except in accordance with all applicable state and federal securities laws and regulations, and further representing that, prior to making any sale or other disposition of the Option Shares, the Optionee, or any other person entitled to exercise the Option, will give the Corporation notice of the intention to sell or dispose of such shares not less than five (5) days prior to such sale or disposition.


9.   Adjustment Upon Change in Capitalization; Dissolution or Liquidation

     (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a stock dividend, stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustment, prior to the termination of the Optionee's rights under this Agreement, equitable proportionate adjustments shall be made by the Committee in the number, kind, and the Option Price of shares subject to the unexercised portion of the Option granted under


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          this Agreement.  The adjustments to be made shall be determined by the
          Committee and shall be consistent with such change or changes in the Corporation's total number of outstanding shares; provided, however, that no adjustment shall change the aggregate Option Price for the exercise of the Option granted under this Agreement.

     (b) The grant of the Option under this Agreement shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the right thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

     (c) Upon the effective date of the dissolution or liquidation of the Corporation, the Option granted under this Agreement shall terminate.

10. Nontransferability. The Option granted under this Agreement shall not be assignable or transferable except, in the event of the death of the Optionee, by will or by the laws of descent and distribution. In the event of the death of the Optionee, the personal representative, the executor or the administrator of the Optionee's estate, or the person or persons who acquired by bequest or inheritance the right to exercise the Option may exercise the unexercised Option or a portion thereof, in accordance with the terms hereof, prior to the date which is ten (10) years after the date of grant of Option as set forth in paragraph 1 hereof.

11. Notices. Any notice or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given when delivered personally or when deposited in the United States mail as Certified Mail, return receipt requested, properly addressed with postage prepaid, if to the Corporation at its principal office at 1450 Reidville Road, Spartanburg, South Carolina 29306; and, if to the Optionee to his or her last address appearing on the books of the Corporation. The Corporation and the Optionee may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed, as the case may be.

12. Construction Controlled by Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event at any provision hereof should appear to be inconsistent therewith. The Optionee hereby acknowledges receipt of a copy of the Plan from the Corporation.

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13.  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof, shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

14. Modification of Agreement; Waiver. This Agreement may be modified, amended, suspended, or terminated, and any terms, representations or conditions may be waived, but only by written instrument signed by each of the parties hereto. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

15. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

16. Governing Law; Venue and Jurisdiction. Without regard to the principles of conflicts of laws, the laws of the State of South Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of the County of Spartanburg, State of South Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

17. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Corporation, its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, his heirs, legatees, personal representatives, executors, and administrators.

18. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF,  the  Corporation,  has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by authority of its Board of Directors first duly given, and the Optionee has hereunto set his or her hand and adopted as his or her seal the typewritten work "SEAL" appearing beside his or her name, all done this the day and year first above written.

                                     FIRST SOUTH BANK

                                     By:----------------------------------------
                                        Roger A. F. Habisreutinger, Chairman

ATTEST:

-------------------------------------------
V. Lewis Shuler, Corporate Secretary

[CORPORATE SEAL]


                                     -------------------------------------------
                                     Barry L. Slider, Optionee



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